Subsequent Events		9 Months Ended	12 Months Ended
	May 24, 2021	Sep. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
4.	Subsequent Events
The Corporation has evaluated subsequent events through May 28, 2021, the date which the financial statement was issued, and did not identify any additional matters that require disclosure.

20.	Subsequent Events
Robert Musslewhite was appointed as President of Definitive Healthcare Corp. effective October 7, 2021. In connection with his appointment, Mr. Musslewhite entered into an employment agreement pursuant to which, he will be paid an annual base salary of $0.4 million. Mr. Musslewhite’s annual bonus will equal 68% of his pro-rated
base salary calculated from the effective date of his employment agreement. In future years, Mr. Musslewhite will be eligible to receive an annual bonus of up to 68% of his base salary, determined in the sole discretion of the Board, and will be able to participate in the Company’s exective incentive plan on the same terms as similarly situated executives.
In addition,
pursuant
 to his employment agreement, Mr. Musslewhite will be granted a restricted stock unit award of 433,550 shares of the Company’s Class A common stock, which will vest 25% on the one-year
anniversary of the grant, followed by quarterly vesting of 6.25% per quarter until fully vested over the subsequent three years. Further, Mr. Musslewhite will be granted a second restricted stock unit award in the amount of 216,450 shares of Class A common stock, 33% of which will vest on the one-year
anniversary of the grant, followed by quarterly vesting of 8.33% per quarter until fully vested over the subsequent two years.

19.	Subsequent Events
The Company has evaluated subsequent events through May 28, 2021, the date which the consolidated financial statements were issued, and did not identify any additional matters that require disclosure.